UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT
Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

High current income consistent with what Putnam Investment Management, LLC believes to be prudent risk

Net asset value December 31, 2015

Class IA: $11.29	Class IB: $11.18

Total return at net asset value

			Barclays U.S.
			Aggregate
(as of 12/31/15)	Class IA shares*	Class IB shares†	Bond Index

1 year	–1.19%	–1.46%	0.55%

5 years	25.73	24.26	17.32
Annualized	4.69	4.44	3.25

10 years	71.88	67.52	55.52
Annualized	5.57	5.29	4.51

Life	489.73	457.73	471.81
Annualized	6.56	6.35	6.46

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT Income Fund 1

Report from your fund’s managers

What was the bond market environment like during the 12-month reporting period ended December 31, 2015?

The bond market was eventful, often volatile, and extremely challenging for investors. Ultimately, bonds ended 0.55% higher, based on the Barclays U.S. Aggregate Bond Index. A major development during the year was the Federal Reserve’s first interest-rate hike in nearly a decade. While the move was generally anticipated throughout the period, the timing and magnitude caused much speculation until the Fed’s announcement on December 16, 2015.

Overall, higher-quality bonds faced fewer challenges, while at times, riskier assets experienced tumultuous conditions. Rallies occurred intermittently throughout the period; however, concerns about global economic and geopolitical issues, plunging commodity prices, and volatile financial markets were ongoing, keeping prices restrained.

What strategies and holdings affected the fund’s relative performance in this changing environment?

Returns were bolstered by a prepayment strategy that took advantage of a changing yield differential between mortgage rates and U.S. Treasury rates, which benefited the fund as mortgage rates rose faster than interest rates. However, these gains were partially offset by the fund’s exposure to agency interest-only collateralized mortgage obligations [IO CMO]. This allocation was negatively affected by concerns early in the year that a low-interest-rate environment would continue, as well as investors’ risk-averse attitude during the second half of the reporting period.

In contrast, U.S. term structure strategy was the main detractor from returns — particularly, the short duration that the fund maintained throughout 2015. Duration is a measure of interest-rate sensitivity — a shorter duration results in more limited price moves when interest rates change. Conversely, price moves are typically larger as interest rates change if duration is longer.

The fund’s corporate credit strategy also diminished returns, as risk-averse sentiment spilled over from the high-yield bond sector. The drain was modest, however, because holdings were heavily weighted in investment-grade securities.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. In addition, we employed “swaptions” — which gave us the option to enter into a swap contract — to hedge duration and convexity, isolate prepayment risk, and manage downside risks.

What is your outlook for the next few months?

We are optimistic about many factors, including the U.S. economy, the performance of the U.S. dollar, and market opportunities.

We believe that the U.S. economy will grow between 2% and 2.5% over the next year, and expect that the Fed will raise interest rates in 2016, provided that the data indicates that it is appropriate to continue the process of normalizing monetary policy. In our view, these moves will likely occur at a slower pace than in past cycles, however, and we believe the magnitude of any tightening will depend on factors like employment, inflation, oil prices, U.S. dollar strength, and financial market volatility.

What strategies do you expect to use in light of this outlook?

We expect to continue to de-emphasize interest-rate risk in this environment, as in our opinion, fixed-income investors are simply not getting compensated enough to take on this type of risk. However, we think that wider spreads have created opportunities for investors to make money by allocating to the other three main types of risks that we believe drive the overall risk and return potential in fixed income — namely credit risk, prepayment risk, and liquidity risk. Spread sectors, or the difference between the interest rate offered in two sectors of the bond market for issues of the same maturity, tend to offer progressively higher yields [or returns]. We believe that investors have to be able to differentiate between the securities that offer higher yields — because, in our opinion, they have poor fundamentals and/or have unusually low liquidity — and those whose characteristics are stronger than the risk premium implies.

Much of the time, we have found that the best combination of fundamental valuation and relative value can be found in structured products. We expect to continue to focus on commercial mortgages and non-agency residential mortgages because, in our opinion, investor compensation is attractive in those sectors.

Going forward, we expect the fixed-income markets to continue to be dynamic. There will likely be periods of volatility, but we recognize that it is the changing nature of these markets that often creates the best opportunities. So, across all market environments, we intend to maintain our longstanding approach of pursuing situations that we believe offer the best attractive relative value — maintaining an ongoing presence in the market’s many sectors and prudently scrutinizing the opportunities that we see unfolding.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate

2 Putnam VT Income Fund

or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Brett S. Kozlowski, CFA, joined Putnam in 2008 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.55%	0.80%

Annualized expense ratio for the six-month period
ended 12/31/15†	0.56%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$2.79	$4.04	$2.85	$4.13

Ending value
(after expenses)	$977.50	$976.40	$1,022.38	$1,021.12

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended December 31, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Income Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2016

Putnam VT Income Fund 5

The fund’s portfolio 12/31/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (85.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (9.7%)
Government National Mortgage Association
Pass-Through Certificates
5s, TBA, January 1, 2046	$3,000,000	$3,249,375
4.687s, June 20, 2045	65,222	71,309
4.667s, May 20, 2045	905,853	989,190
4.654s, June 20, 2045	643,080	702,588
4.554s, May 20, 2045	319,624	347,849
4.524s, June 20, 2065	147,754	160,234
4.516s, June 20, 2045	138,710	150,347
4.511s, May 20, 2065	1,147,145	1,241,682
4.484s, December 20, 2045	55,000	60,407
4.468s, May 20, 2065	283,196	305,944
4.413s, June 20, 2065	69,260	74,744
4s, July 20, 2044	1,817,399	1,954,341
4s, TBA, January 1, 2046	4,000,000	4,247,812
3 1/2s, June 20, 2045	3,034,253	3,174,824
3 1/2s, TBA, January 1, 2046	5,000,000	5,212,500
3s, TBA, January 1, 2046	4,000,000	4,052,188
		25,995,334
U.S. Government Agency Mortgage Obligations (75.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4s, August 1, 2044	1,056,128	1,121,765
3 1/2s, August 1, 2043	852,128	881,653
3s, March 1, 2043	783,505	784,576

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2046	2,000,000	2,260,312
5 1/2s, TBA, January 1, 2046	2,000,000	2,228,125
5s, March 1, 2038	27,401	30,205
4 1/2s, TBA, January 1, 2046	10,000,000	10,800,000
4s, with due dates from June 1, 2042 to
September 1, 2045	12,886,495	13,711,429
3 1/2s, July 1, 2043	809,672	837,093
3 1/2s, TBA, February 1, 2046	15,000,000	15,443,621
3 1/2s, TBA, January 1, 2046	15,000,000	15,472,266
3s, TBA, February 1, 2046	58,000,000	57,870,857
3s, TBA, January 1, 2046	81,000,000	80,981,007
		202,422,909
Total U.S. government and agency mortgage
obligations (cost $228,530,280)		$228,418,243

U.S. TREASURY OBLIGATIONS (-%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 ∆	$132,000	$133,436

Total U.S. treasury obligations (cost $131,943)		$133,436

MORTGAGE-BACKED SECURITIES (45.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (17.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.463s, 2037	$334,760	$525,473
IFB Ser. 2976, Class LC, 23.208s, 2035	52,420	79,474
IFB Ser. 2979, Class AS, 23.062s, 2034	13,134	14,714
IFB Ser. 3072, Class SM, 22.585s, 2035	224,400	338,216
IFB Ser. 3065, Class DC, 18.869s, 2035	390,475	571,382
IFB Ser. 2990, Class LB, 16.101s, 2034	297,359	389,835
IFB Ser. 3852, Class NT, 5.67s, 2041	654,960	685,677
Structured Agency Credit Risk Debt Notes FRB
Ser. 15-DN1, Class M3, 4.572s, 2025	965,000	952,142
Ser. 4132, Class IP, IO, 4 1/2s, 2042	2,306,112	413,025

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4122, Class TI, IO, 4 1/2s, 2042	$922,262	$170,619
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,099,666	176,320
Ser. 3707, Class PI, IO, 4 1/2s, 2025	703,403	61,105
Structured Agency Credit Risk Debt Notes FRB
Ser. 15-HQ1, Class M3, 4.222s, 2025	450,000	435,297
Ser. 4500, Class GI, IO, 4s, 2045	2,050,028	369,251
Ser. 4116, Class MI, IO, 4s, 2042	2,276,973	454,939
Ser. 4013, Class AI, IO, 4s, 2039	1,778,388	211,138
Ser. 4165, Class AI, IO, 3 1/2s, 2043	2,476,598	430,210
Ser. 303, Class C19, IO, 3 1/2s, 2043	1,273,126	260,227
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,914,221	600,912
Ser. 4122, Class AI, IO, 3 1/2s, 2042	2,292,497	299,311
Ser. 4182, Class GI, IO, 3s, 2043	4,114,410	429,519
Ser. 4141, Class PI, IO, 3s, 2042	2,036,296	236,903
Ser. 4158, Class TI, IO, 3s, 2042	5,011,824	626,077
Ser. 4165, Class TI, IO, 3s, 2042	6,036,905	710,544
Ser. 4176, Class DI, IO, 3s, 2042	4,700,253	539,166
Ser. 4183, Class MI, IO, 3s, 2042	1,946,273	229,660
Ser. 4206, Class IP, IO, 3s, 2041	1,938,271	236,488
Ser. 4215, Class EI, IO, 3s, 2032	2,391,247	296,474
Ser. 4039, Class PI, IO, 2 1/2s, 2027	5,731,691	485,692
FRB Ser. T-56, Class A, IO, 0.524s, 2043	3,933,929	65,697
Ser. 315, PO, zero %, 2043	2,850,233	2,229,310
Ser. 3835, Class FO, PO, zero %, 2041	2,120,248	1,850,150
Ser. 3369, Class BO, PO, zero %, 2037	8,343	7,139
Ser. 3391, PO, zero %, 2037	56,052	50,707
Ser. 3300, PO, zero %, 2037	88,412	76,688
Ser. 3175, Class MO, PO, zero %, 2036	17,117	15,580
Ser. 3210, PO, zero %, 2036	36,529	34,611
Ser. 3326, Class WF, zero %, 2035	7,745	6,033
FRB Ser. T-56, Class 2, IO, zero %, 2043	11,258,320	—
FRB Ser. 3117, Class AF, zero %, 2036	6,891	5,248
FRB Ser. 3036, Class AS, zero %, 2035	1,271	1,074

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.37s, 2036	217,169	409,060
IFB Ser. 06-8, Class HP, 23.021s, 2036	288,001	450,851
IFB Ser. 07-53, Class SP, 22.654s, 2037	194,353	302,588
IFB Ser. 05-122, Class SE, 21.624s, 2035	427,247	614,851
IFB Ser. 05-75, Class GS, 18.985s, 2035	213,894	292,264
IFB Ser. 05-106, Class JC, 18.817s, 2035	230,085	346,611
IFB Ser. 05-83, Class QP, 16.298s, 2034	62,472	80,920
IFB Ser. 11-4, Class CS, 12.057s, 2040	332,568	401,808
IFB Ser. 13-103, Class SK, IO, 5.498s, 2043	909,791	226,794
IFB Ser. 13-101, Class SE, IO, 5.478s, 2043	2,614,614	623,821
Ser. 15-4, IO, 4 1/2s, 2045	1,289,889	267,342
Ser. 421, Class C6, IO, 4s, 2045	1,751,491	362,033
Ser. 15-3, Class BI, IO, 4s, 2044	3,406,107	466,977
Ser. 418, Class C24, IO, 4s, 2043	1,668,469	358,310
Ser. 12-124, Class UI, IO, 4s, 2042	5,039,956	946,000
Ser. 12-118, Class PI, IO, 4s, 2042	2,009,413	356,464
Ser. 12-40, Class MI, IO, 4s, 2041	2,463,587	384,764
Ser. 12-62, Class EI, IO, 4s, 2041	2,851,680	434,383
Ser. 12-22, Class CI, IO, 4s, 2041	1,989,795	308,577
Ser. 418, Class C15, IO, 3 1/2s, 2043	3,705,883	770,360
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	1,674,218	237,541
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	2,566,070	467,046
Ser. 13-55, Class IK, IO, 3s, 2043	1,675,723	199,998
Ser. 12-144, Class KI, IO, 3s, 2042	6,163,032	763,353
Ser. 13-55, Class PI, IO, 3s, 2042	2,795,548	288,640
Ser. 13-67, Class IP, IO, 3s, 2042	3,032,947	291,497

6 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-30, Class IP, IO, 3s, 2041	$1,807,232	$161,350
Ser. 13-23, Class LI, IO, 3s, 2041	2,017,661	174,891
Ser. 13-7, Class EI, IO, 3s, 2040	2,551,442	375,445
Ser. 14-28, Class AI, IO, 3s, 2040	3,963,434	479,328
Ser. 13-69, IO, 3s, 2031	2,673,361	306,073
FRB Ser. 03-W10, Class 1, IO, 0.771s, 2043	2,266,898	37,857
Ser. 07-64, Class LO, PO, zero %, 2037	37,562	34,643
Ser. 372, Class 1, PO, zero %, 2036	45,603	44,043

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	2,173,127	432,126
IFB Ser. 13-129, Class SN, IO, 5.748s, 2043	975,446	151,262
Ser. 14-25, Class QI, IO, 5s, 2044	3,513,033	670,497
Ser. 13-3, Class IT, IO, 5s, 2043	1,298,058	254,419
Ser. 11-116, Class IB, IO, 5s, 2040	742,681	37,210
Ser. 13-16, Class IB, IO, 5s, 2040	1,357,029	72,807
Ser. 10-35, Class UI, IO, 5s, 2040	1,433,385	276,930
Ser. 10-9, Class UI, IO, 5s, 2040	6,821,566	1,332,252
Ser. 09-121, Class UI, IO, 5s, 2039	3,022,338	582,616
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	697,348	129,546
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	687,830	109,289
Ser. 12-129, IO, 4 1/2s, 2042	1,393,043	321,152
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,356,535	242,277
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,310,529	234,847
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	1,225,438	277,427
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	1,370,182	133,058
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	2,268,467	287,256
Ser. 15-94, IO, 4s, 2045	455,301	113,798
Ser. 15-99, Class LI, IO, 4s, 2045	1,638,123	225,685
Ser. 15-53, Class MI, IO, 4s, 2045	2,567,591	590,032
Ser. 14-2, Class IL, IO, 4s, 2044	3,713,832	646,578
Ser. 14-63, Class PI, IO, 4s, 2043	1,625,387	252,910
Ser. 15-52, Class IE, IO, 4s, 2043	1,480,172	291,298
Ser. 13-4, Class IC, IO, 4s, 2042	1,739,024	389,543
Ser. 12-56, Class IB, IO, 4s, 2042	2,641,874	471,968
Ser. 12-50, Class PI, IO, 4s, 2041	1,707,097	268,697
Ser. 14-4, Class IK, IO, 4s, 2039	2,344,301	267,977
Ser. 14-162, Class DI, IO, 4s, 2038	2,169,909	237,161
Ser. 15-69, Class XI, IO, 3 1/2s, 2045	2,188,033	366,758
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	1,645,152	202,847
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	2,079,753	262,818
Ser. 12-136, IO, 3 1/2s, 2042	2,431,549	522,905
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	1,793,000	370,111
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	3,250,241	239,315
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	1,620,957	223,141
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	1,692,549	213,600
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	2,859,163	421,355
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	1,459,495	157,494
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	689,086	90,632
Ser. 15-26, Class AI, IO, 3 1/2s, 2039	3,858,749	500,210
Ser. 13-53, Class PI, IO, 3s, 2041	2,761,310	285,961
Ser. 13-23, Class IK, IO, 3s, 2037	1,354,888	172,206
Ser. 14-46, Class KI, IO, 3s, 2036	1,383,066	149,592
Ser. 14-44, Class IC, IO, 3s, 2028	3,035,082	299,772
Ser. 13-H08, IO, 2.925s, 2063	4,069,419	351,639
Ser. 15-H25, Class CI, IO, 2.234s, 2065	2,957,519	354,902
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	2,138,333	270,927
Ser. 15-H15, Class JI, IO, 1.934s, 2065	2,245,020	278,158
Ser. 15-H12, Class AI, IO, 1.852s, 2065	3,694,022	407,497
Ser. 15-H20, Class AI, IO, 1.835s, 2065	2,023,788	243,806
Ser. 15-H10, Class CI, IO, 1.803s, 2065	2,236,878	253,047

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H12, Class GI, IO, 1.8s, 2065	$4,551,289	$506,558
Ser. 15-H09, Class BI, IO, 1.698s, 2065	3,032,539	304,164
Ser. 15-H12, Class EI, IO, 1.693s, 2065	5,114,446	516,048
Ser. 15-H01, Class CI, IO, 1.637s, 2064	3,580,330	281,772
Ser. 15-H17, Class CI, IO, 1.623s, 2065	3,627,869	275,718
Ser. 15-H22, Class EI, IO, 1.62s, 2065	1,859,845	145,254
Ser. 15-H25, Class AI, IO, 1.611s, 2065	4,278,744	412,043
Ser. 15-H28, Class DI, IO, 1.545s, 2065	4,112,387	310,485
Ser. 10-H19, Class GI, IO, 1.401s, 2060	5,657,521	368,870
Ser. 10-151, Class KO, PO, zero %, 2037	217,150	195,018
Ser. 06-36, Class OD, PO, zero %, 2036	5,603	4,757
		47,098,508
Commercial mortgage-backed securities (19.1%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	905,000	903,034
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	3,055,226	15,289

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.344s, 2051	8,464,569	47,218

Banc of America Merrill Lynch Commercial
Mortgage, Inc. FRB Ser. 05-1, Class B, 5.338s, 2042	319,000	314,413

Banc of America Merrill Lynch Commercial
Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.428s, 2041	817,967	11,242
FRB Ser. 04-4, Class XC, IO, 0.17s, 2042	1,303,084	563
FRB Ser. 05-1, Class XW, IO, zero %, 2042	16,175,089	1,618

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566s, 2045	524,000	502,568
Ser. 05-PWR9, Class C, 5.055s, 2042	372,000	371,423
FRB Ser. 04-PR3I, Class X1, IO, 0.279s, 2041	217,929	1,460

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.51s, 2039	1,937,000	1,933,049
FRB Ser. 06-PW14, Class X1, IO, 0.643s, 2038	7,062,277	99,296

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1,
Class X, IO, 1.574s, 2029	800,874	28,833

CD Commercial Mortgage Trust 144A FRB
Ser. 07-CD4, Class XW, IO, 0.367s, 2049	15,336,588	101,528

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.574s, 2047	241,000	244,868
FRB Ser. 11-C2, Class E, 5.574s, 2047	391,000	399,669

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.501s, 2046	6,721,903	421,463
FRB Ser. 14-GC19, Class XA, IO, 1.308s, 2047	7,812,982	546,987

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.105s, 2046	1,245,000	1,175,675
FRB Ser. 13-GC11, Class D, 4.457s, 2046	531,000	479,174

COBALT CMBS Commercial Mortgage Trust FRB
Ser. 07-C3, Class AJ, 5.766s, 2046	235,000	237,476

COMM Mortgage Pass-Through Certificates FRB
Ser. 12-CR3, Class XA, IO, 2.113s, 2045	3,586,748	331,535

COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377s, 2046	444,000	439,338
FRB Ser. 12-CR1, Class XA, IO, 2.079s, 2045	6,365,602	554,708
FRB Ser. 14-CR16, Class XA, IO, 1.249s, 2047	3,034,429	190,648
FRB Ser. 14-UBS6, Class XA, IO, 1.073s, 2047	9,991,654	616,765

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	542,000	401,278
Ser. 14-CR18, Class E, 3.6s, 2047	775,000	552,104
FRB Ser. 07-C9, Class AJFL, 0.98s, 2049	404,000	386,224
FRB Ser. 06-C8, Class XS, IO, 0.522s, 2046	21,973,836	68,008

Putnam VT Income Fund 7

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C2, Class AX, IO, 0.062s, 2049	$39,745,741	$59,619

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C5, Class C, 5.1s, 2038	58,248	57,156

Credit Suisse First Boston Mortgage
Securities Corp. 144A Ser. 98-C1, Class F, 6s, 2040	160,842	174,112

CSAIL Commercial Mortgage Trust 144A FRB
Ser. 15-C1, Class D, 3.801s, 2050	490,000	391,331

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	229,369	229,369

First Union National Bank-Bank of America, NA
Commercial Mortgage Trust 144A FRB Ser. 01-C1,
Class 3, IO, 1.931s, 2033	165,320	220

GE Business Loan Trust 144A FRB Ser. 04-2,
Class D, 3.081s, 2032	37,954	33,976

GE Capital Commercial Mortgage Corp. 144A FRB
Ser. 05-C3, Class XC, IO, 0.054s, 2045	4,153,978	—

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.459s, 2044	283,000	283,000

GE Commercial Mortgage Corp. Trust 144A FRB
Ser. 07-C1, Class XC, IO, 0.206s, 2049	45,920,418	133,826

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 05-C1, Class X1, IO, 0.527s, 2043	3,492,795	6,973

GS Mortgage Securities Corp. II FRB Ser. 13-GC10,
Class XA, IO, 1.62s, 2046	9,012,715	744,630

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41s, 2046	853,000	771,692
FRB Ser. 13-GC10, Class E, 4.41s, 2046	414,000	333,937

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.733s, 2046	8,183,460	631,587
FRB Ser. 14-GC18, Class XA, IO, 1.262s, 2047	3,838,391	249,495
FRB Ser. 14-GC22, Class XA, IO, 1.071s, 2047	18,072,343	1,116,871
FRB Ser. 14-GC24, Class XA, IO, 0.883s, 2047	4,945,974	257,191

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	139,000	141,448
FRB Ser. 13-GC13, Class D, 4.069s, 2046	329,000	290,092
FRB Ser. 06-GG6, Class XC, IO, 0.025s, 2038	8,534,660	18

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C17, Class XA, IO, 1.056s, 2047	5,634,991	273,184
FRB Ser. 14-C25, Class XA, IO, 1.009s, 2047	3,993,291	241,195

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	372,000	320,180
Ser. 14-C25, Class E, 3.332s, 2047	517,000	356,356

JPMorgan Chase Commercial Mortgage
Securities Corp. FRB Ser. 12-LC9, Class XA, IO,
1.869s, 2047	6,175,198	418,678

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A FRB Ser. 12-LC9, Class D,
4.42s, 2047	706,000	661,240

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	245,873	252,807
FRB Ser. 07-CB20, Class AJ, 6.078s, 2051	643,000	650,395
FRB Ser. 07-LD12, Class A3, 5.937s, 2051	26,604	26,572
FRB Ser. 06-LDP6, Class B, 5.562s, 2043	753,000	747,555
Ser. 06-LDP8, Class B, 5.52s, 2045	262,000	260,926
FRB Ser. 04-CBX, Class B, 5.021s, 2037	280,000	279,636
FRB Ser. 13-LC11, Class XA, IO, 1.55s, 2046	4,258,715	307,650
FRB Ser. 13-C16, Class XA, IO, 1.338s, 2046	7,683,888	419,936
FRB Ser. 06-LDP8, Class X, IO, 0.502s, 2045	17,621,430	42,383
FRB Ser. 07-LDPX, Class X, IO, 0.279s, 2049	17,877,400	98,029

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 10-C1, Class D, 6.216s, 2043	$731,000	$675,581
FRB Ser. 07-CB20, Class B, 6.178s, 2051	357,000	357,036
FRB Ser. 07-CB20, Class C, 6.178s, 2051	369,000	352,140
FRB Ser. 11-C3, Class E, 5.544s, 2046	978,000	989,540
FRB Ser. 11-C3, Class F, 5.544s, 2046	635,000	638,302
FRB Ser. 12-C6, Class E, 5.192s, 2045	391,000	373,249
FRB Ser. 12-C8, Class D, 4.665s, 2045	660,000	624,624
Ser. 13-C10, Class E, 3 1/2s, 2047	743,000	584,815
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	498,000	394,366
FRB Ser. 05-CB12, Class X1, IO, 0.377s, 2037	1,879,209	7,375
FRB Ser. 06-LDP6, Class X1, IO, 0.116s, 2043	18,992,738	640

JPMorgan Chase Commercial Mortgage Securities
Trust Pass-Through Certificates 144A Ser. 01-C1,
Class H, 5.626s, 2035	369,539	383,614

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	189,575	196,779
Ser. 98-C4, Class H, 5.6s, 2035	242,488	248,130

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039	555,000	522,255
FRB Ser. 06-C6, Class B, 5.472s, 2039	687,000	685,122
Ser. 06-C7, Class A2, 5.3s, 2038	208,538	208,450
Ser. 06-C1, Class AJ, 5.276s, 2041	383,000	386,064
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	2,653,907	16,350

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	1,600,000	871,029
FRB Ser. 07-C2, Class XCL, IO, 0.539s, 2040	57,500,763	354,256
FRB Ser. 05-C7, Class XCL, IO, 0.308s, 2040	2,600,902	23,606
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	1,220,432	66

LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class C, 3.326s, 2048	435,000	360,128

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.266s, 2051	207,000	219,644
FRB Ser. 07-C1, Class A3, 5.836s, 2050	26,839	26,819
FRB Ser. 05-CKI1, Class B, 5.522s, 2037	197,124	197,124
FRB Ser. 05-CKI1, Class C, 5.522s, 2037	864,000	831,151

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.468s, 2039	679,464	1,018
FRB Ser. 05-MCP1, Class XC, IO, 0.028s, 2043	1,017,918	7

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.866s, 2037	69,282	4,302
FRB Ser. 05-C3, Class X, IO, 6.729s, 2044	59,911	767
FRB Ser. 06-C4, Class X, IO, 5.96s, 2045	1,533,970	97,867

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	636,000	636,566
Ser. 06-4, Class AJ, 5.239s, 2049	295,000	294,469

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	319,000	317,035
FRB Ser. 06-4, Class XC, IO, 0.612s, 2049	46,406,407	51,047

Morgan Stanley Bank of America Merrill Lynch
Trust FRB Ser. 14-C17, Class XA, IO, 1.272s, 2047	8,215,020	548,845

Morgan Stanley Bank of America Merrill Lynch
Trust 144A
FRB Ser. 13-C12, Class D, 4.766s, 2046	436,000	400,510
Ser. 14-C17, Class D, 4.698s, 2047	378,000	325,295
FRB Ser. 13-C10, Class E, 4.081s, 2046	633,000	514,882
Ser. 14-C17, Class E, 3 1/2s, 2047	474,000	334,802
Ser. 15-C24, Class D, 3.257s, 2048	575,000	415,584
FRB Ser. 13-C13, Class XB, IO, 0.152s, 2046	55,988,000	559,880

8 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	$256,342	$256,187
Ser. 07-HQ11, Class AJ, 5.508s, 2044	386,000	385,409

Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.268s, 2043	320,000	314,048
FRB Ser. 11-C3, Class E, 5.178s, 2049	82,000	83,388

Morgan Stanley Re-REMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	883,155	884,921

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8s, 2038	925,658	231,414

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.992s, 2045	539,000	537,814
Ser. 06-C24, Class AJ, 5.658s, 2045	469,000	469,047
FRB Ser. 06-C29, IO, 0.378s, 2048	26,967,910	62,835
FRB Ser. 07-C34, IO, 0.302s, 2046	7,230,741	54,231

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 06-C26, Class XC, IO, 0.044s, 2045	11,031,470	1,434

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	442,000	390,507
Ser. 14-LC18, Class D, 3.957s, 2047	628,000	492,517

WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C17, Class C, 5 1/8s, 2046	600,000	613,134
FRB Ser. 13-C17, Class XA, IO, 1.559s, 2046	6,953,034	479,759
FRB Ser. 13-C14, Class XA, IO, 0.893s, 2046	19,303,631	862,100

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.541s, 2044	106,000	111,311
Ser. 11-C4, Class E, 5.265s, 2044	368,000	381,027
FRB Ser. 14-C19, Class E, 4.971s, 2047	1,105,000	897,245
FRB Ser. 12-C7, Class D, 4.838s, 2045	931,000	932,490
Ser. 12-C7, Class F, 4 1/2s, 2045	645,000	581,661
Ser. 14-C19, Class D, 4.234s, 2047	504,000	423,102
Ser. 13-C12, Class E, 3 1/2s, 2048	662,000	525,231
FRB Ser. 12-C9, Class XA, IO, 2.168s, 2045	9,291,532	852,312
FRB Ser. 11-C5, Class XA, IO, 1.943s, 2044	3,162,715	229,328
FRB Ser. 12-C10, Class XA, IO, 1.747s, 2045	11,856,175	973,629
FRB Ser. 13-C11, Class XA, IO, 1.47s, 2045	8,948,878	530,796
FRB Ser. 13-C12, Class XA, IO, 1.441s, 2048	4,042,094	270,456
FRB Ser. 12-C9, Class XB, IO, 0.707s, 2045	8,807,000	380,462
		50,879,645
Residential mortgage-backed securities (non-agency) (8.5%)
BCAP, LLC Trust 144A
FRB Ser. 15-RR5, Class 2A2, 1.313s, 2046	1,300,000	1,135,030
FRB Ser. 15-RR6, Class 3A2, 1.183s, 2046	260,000	221,702

Bear Stearns Asset Backed Securities Trust FRB
Ser. 06-SD2, Class M2, 1.222s, 2036	750,000	615,000

Countrywide Asset-Backed Certificates Trust
Ser. 04-9, Class MF1, 5 1/8s, 2034	258,207	245,729
Ser. 04-13, Class MF1, 5.071s, 2035	609,844	590,389

Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Notes FRB Ser. 15-HQA1,
Class M3, 5.122s, 2028	2,350,000	2,288,665

Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Notes
FRB Ser. 15-HQA2, Class M3, 5.222s, 2028	250,000	249,063
FRB Ser. 15-DNA3, Class M3, 5.122s, 2028	865,000	851,572

First Franklin Mortgage Loan Trust FRB
Ser. 06-FF1, Class M1, 0.862s, 2036	700,000	547,025

First NLC Trust FRB Ser. 05-2, Class M2, 0.942s, 2035	300,000	239,798

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79s, 2023 (In default) †	77,731	8

MORTGAGE-BACKED SECURITIES (45.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Fremont Home Loan Trust FRB Ser. 05-B, Class M5,
1.352s, 2035	$1,000,000	$791,235

GreenPoint Mortgage Funding Trust FRB
Ser. 05-HY1, Class 1A1B, 0.782s, 2035	658,594	533,461

GSAA Home Equity Trust FRB Ser. 05-9, Class M1,
0.902s, 2035	500,000	390,000

GSAA Trust
FRB Ser. 05-6, Class M2, 0.902s, 2035	625,000	451,370
FRB Ser. 05-6, Class M1, 0.852s, 2035	750,000	605,925

GSAMP Trust FRB Ser. 06-HE2, Class M1, 0.742s,
2046 F	3,500,000	2,730,000

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-5AR, Class 1M4, 1.052s, 2035	450,000	352,679

Morgan Stanley Resecuritization Trust 144A
Ser. 15-R4, Class CB1, 0.598s, 2047	180,000	136,350

Nationstar HECM Loan Trust 144A Ser. 15-1A,
Class A, 3.844s, 2018	223,134	222,510

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates
FRB Ser. 05-2, Class M5, 1.072s, 2035	625,000	509,375
FRB Ser. 05-3, Class M3, 0.922s, 2035	350,000	271,705

Soundview Home Loan Trust FRB Ser. 05-CTX1,
Class M4, 1.042s, 2035	425,000	331,500

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, 1.222s, 2045	665,849	579,050
FRB Ser. 05-AR11, Class A1C3, 0.932s, 2045	684,008	574,430
FRB Ser. 05-AR19, Class A1C3, 0.922s, 2045	1,970,503	1,665,075
FRB Ser. 05-AR13, Class A1C4, 0.852s, 2045	3,847,020	3,193,026
FRB Ser. 05-AR17, Class A1B2, 0.832s, 2045	1,907,140	1,644,527
FRB Ser. 05-AR19, Class A1B2, 0.832s, 2045	262,738	224,641
FRB Ser. 05-AR6, Class 2A1C, 0.762s, 2045	688,437	592,056
		22,782,896

Total mortgage-backed securities (cost $121,445,290)		$120,761,049

CORPORATE BONDS AND NOTES (27.7%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025
(Canada)	$45,000	$41,174

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045
(Canada)	46,000	42,879

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5 7/8s, 2021 (Germany)	275,000	290,125

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	101,000	88,153

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	75,000	66,182

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	51,000	57,549

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	50,000	46,836

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	100,000	109,492

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	70,000	90,726

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 5.4s, 2020	110,000	121,336

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6s, 2041 (Canada)	15,000	10,519

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	226,000	163,669

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4s, 2025	152,000	105,640

Putnam VT Income Fund 9

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Basic materials cont.
LyondellBasell Industries NV sr. unsec.
unsub. notes 4 5/8s, 2055	$145,000	$117,592

MeadWestvaco Corp. company guaranty sr. unsec.
unsub. notes 8.2s, 2030	230,000	298,038

MeadWestvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	39,000	48,121

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	245,000	235,199

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	100,000	102,068

NOVA Chemicals Corp. 144A sr. unsec. notes 5s,
2025 (Canada)	20,000	19,300

Union Carbide Corp. sr. unsec. unsub. bonds
7 3/4s, 2096	85,000	101,599

Westrock (RKT) Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	33,000	34,445

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s,
2032 R	365,000	434,344

		2,624,986
Capital goods (0.6%)
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	110,000	107,525

Delphi Corp. company guaranty sr. unsec.
notes 5s, 2023	155,000	163,990

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	308,000	408,885

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4 3/8s, 2035	65,000	65,705

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 3 1/2s, 2025	65,000	65,531

Northrop Grumman Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2026	55,000	72,654

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	259,272

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2041	90,000	101,241

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 3.8s, 2018	110,000	113,980

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 1/2s, 2022	150,000	146,625

		1,505,408
Communication services (3.1%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	235,000	230,993

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	235,000	215,165

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	235,000	225,856

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	85,000	83,420

CCO Safari II, LLC 144A company
guaranty sr. notes 6.484s, 2045	167,000	167,274

CCO Safari II, LLC 144A company
guaranty sr. notes 4.908s, 2025	83,000	82,919

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	205,000	257,532

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R	15,000	15,769

Crown Castle International Corp. sr. unsec.
notes 4 7/8s, 2022 R	43,000	44,559

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	635,000	678,829

NBCUniversal Media, LLC company
guaranty sr. unsec. unsub. notes 6.4s, 2040	325,000	404,979

Rogers Communications, Inc. company guaranty
sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	95,000	88,876

SBA Tower Trust 144A sr. notes 5.101s, 2017	475,000	481,632

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Communication services cont.
SBA Tower Trust 144A sr. notes 2.933s, 2017	$175,000	$175,685

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	245,000	235,507

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	555,000	750,081

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	250,000	246,875

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	157,249

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 7.045s, 2036 (Spain)	75,000	90,767

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 5.462s, 2021 (Spain)	605,000	676,156

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	11,000	12,532

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.9s, 2054 (units)	53,400	1,473,306

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.05s, 2034	250,000	250,299

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522s, 2048	541,000	483,815

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.4s, 2034	85,000	78,423

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	40,000	48,650

Verizon New York, Inc. company
guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	92,000	103,858

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	405,000	483,734

		8,244,740
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. A,
4s, perpetual maturity	123,450	123,450

		123,450
Consumer cyclicals (2.7%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	210,000	271,560

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2024	420,000	519,752

21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2045	230,000	299,754

Autonation, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2025	30,000	30,432

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	203,000	219,965

Bed Bath & Beyond, Inc. sr. unsec.
sub. notes 5.165s, 2044	150,000	127,052

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	481,000	613,127

D.R. Horton, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2023	120,000	127,950

Dollar General Corp. sr. unsec.
sub. notes 3 1/4s, 2023	135,000	128,565

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	270,000	294,601

Expedia, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2026	50,000	49,039

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	48,000	56,426

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	485,000	592,804

General Motors Co. sr. unsec. notes 6 1/4s, 2043	90,000	95,088

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 3s, 2017	91,000	91,311

10 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.3s, 2025	$37,000	$35,879

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45s, 2022	110,000	105,518

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 3/8s, 2018	75,000	74,250

Grupo Televisa SAB sr. unsec.
unsub. bonds 6 5/8s, 2040 (Mexico)	280,000	290,466

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	325,000	421,669

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	78,000	86,320

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	37,000	39,717

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	110,000	104,573

INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	109,000	105,730

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	280,000	309,400

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5 5/8s, 2022	125,000	132,500

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	152,000	171,287

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	105,000	118,280

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	70,000	61,241

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2028	24,000	27,836

McGraw Hill Financial, Inc. company
guaranty sr. unsec. unsub. notes 4.4s, 2026	145,000	148,358

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	105,000	128,385

NVR, Inc. sr. unsec. notes 3.95s, 2022	90,000	90,445

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85s, 2023	110,000	111,243

Owens Corning company guaranty sr. unsec.
sub. notes 9s, 2019	114,000	132,126

Priceline Group, Inc. (The) sr. unsec.
notes 3.65s, 2025	56,000	54,503

QVC, Inc. company guaranty sr. notes 4.85s, 2024	276,000	264,154

TEGNA, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2021	40,000	40,100

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	100,000	92,547

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	460,000	574,155

Vulcan Materials Co. sr. unsec.
unsub. notes 4 1/2s, 2025	40,000	39,550

		7,277,658
Consumer staples (1.9%)
Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 4s, 2024	120,000	124,472

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	275,000	396,399

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021
(Bermuda)	470,000	499,569

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	345,000	436,184

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	96,000	107,918

Constellation Brands, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2019	20,000	20,550

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	25,000	24,125

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company
guaranty sr. unsec. sub. notes 4 1/8s, 2020 R	$75,000	$74,250

CVS Health Corp. sr. unsec. unsub. notes 5 1/8s, 2045	75,000	79,007

CVS Health Corp. 144A sr. unsec.
sub. notes 4 3/4s, 2022	80,000	85,721

CVS Pass-Through Trust sr. notes 6.036s, 2028	29,489	32,494

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	692,526	816,436

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	127,974	129,301

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. bonds 4 1/2s, 2045	40,000	37,196

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	180,000	219,364

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5 5/8s, 2042	419,000	449,689

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	160,000	160,060

Grupo Bimbo SAB de CV 144A company guaranty
sr. unsec. unsub. notes 4 7/8s, 2044 (Mexico)	200,000	174,046

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6 7/8s, 2039	30,000	35,556

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2040	211,000	244,918

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	345,000	406,141

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	145,000	157,689

SABMiller Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.95s, 2042	200,000	203,137

Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	17,000	17,351

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	24,017

Walgreens Boots Alliance, Inc. sr. unsec.
unsub. notes 3.3s, 2021	205,000	200,828

		5,156,418
Energy (1.1%)
Anadarko Petroleum Corp. sr. unsec. notes 7.2s, 2029	91,000	93,481

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	275,000	265,061

California Resources Corp. company
guaranty sr. unsec. sub. notes 5s, 2020	22,000	7,838

California Resources Corp. 144A company
guaranty notes 8s, 2022	58,000	30,523

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.7s, 2019	100,000	81,009

EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4s, 2024	100,000	82,440

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	86,000	52,890

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	21,000	13,230

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	100,000	99,283

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	206,000	222,248

Lukoil International Finance BV 144A company
guaranty sr. unsec. notes 4.563s, 2023 (Russia)	280,000	248,500

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	150,000	153,885

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05s, 2041	360,000	215,214

Putnam VT Income Fund 11

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Energy cont.
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2041 (Brazil)	$215,000	$137,600

Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5 3/8s, 2021 (Brazil)	825,000	614,625

Pride International, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2040	130,000	101,692

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	172,000	181,513

Williams Cos., Inc. (The) sr. unsec.
sub. notes 4.55s, 2024	100,000	69,458

Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	233,000	156,339

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	232,000	183,932

		3,010,761
Financials (12.4%)
Aflac, Inc. sr. unsec. notes 6.45s, 2040	167,000	205,161

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	545,000	704,136

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	105,000	103,133

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	150,000	151,875

American Express Co. jr. unsec. sub. FRN Ser. C,
4.9s, perpetual maturity	265,000	251,789

American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058	706,000	928,390

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	975,000	870,335

ARC Properties Operating Partnership LP/Clark
Acquisition, LLC company guaranty sr. unsec.
notes 4.6s, 2024 R	330,000	312,675

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	405,000	471,802

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	140,000	143,080

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	400,000	430,000

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9s, perpetual maturity (Spain)	200,000	214,000

Banco del Estado de Chile 144A sr. unsec.
notes 2s, 2017 (Chile)	150,000	148,499

Banco do Brasil SA/Cayman 144A unsec.
sub. notes 5 7/8s, 2022 (Brazil)	635,000	542,925

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	503,000	505,515

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6 1/2s, perpetual maturity	140,000	147,525

Barclays PLC jr. unsec. sub. FRB 6 5/8s,
perpetual maturity (United Kingdom)	247,000	243,913

BBVA International Preferred SAU company
guaranty jr. unsec. sub. FRB 5.919s, perpetual
maturity (Spain)	5,000	5,050

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.3s, 2043	545,000	534,716

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s,
perpetual maturity (France)	100,000	114,250

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	200,000	209,989

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	210,000	218,500

Capital One Financial Corp. unsec.
sub. notes 4.2s, 2025	225,000	222,154

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	22,000	22,284

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2026	163,000	162,368

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	100,000	101,500

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s,
perpetual maturity	56,000	55,020

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95s, perpetual maturity	$244,000	$234,850

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q,
5.95s, perpetual maturity	1,224,000	1,220,175

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s,
perpetual maturity	33,000	32,711

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	70,000	71,225

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	400,000	459,084

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands company guaranty unsec.
sub. notes 4 5/8s, 2023 (Netherlands)	250,000	260,407

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands 144A jr. unsec. sub. FRN 11s,
perpetual maturity (Netherlands)	175,000	216,038

Credit Agricole SA 144A unsec. sub. notes 4 3/8s,
2025 (France)	200,000	193,370

Credit Suisse Group AG 144A jr. unsec. sub. FRN
6 1/4s, perpetual maturity (Switzerland)	225,000	224,438

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	224,000	268,093

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025
(Germany)	332,000	306,487

Duke Realty LP company guaranty sr. unsec.
unsub. notes 3 7/8s, 2021 R	190,000	193,728

EPR Properties company guaranty sr. unsec.
sub. notes 5 1/4s, 2023 R	300,000	305,692

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	25,000	24,094

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s,
perpetual maturity	171,000	152,831

Five Corners Funding Trust 144A sr. unsec.
bonds 4.419s, 2023	235,000	244,878

GE Capital International Funding Co. 144A company
guaranty sr. unsec. notes 4.418s, 2035 (Ireland)	344,000	351,046

GE Capital Trust I company guaranty unsec.
sub. FRB 6 3/8s, 2067	765,000	795,122

General Electric Capital Corp. company
guaranty sr. unsec. notes 6 3/4s, 2032	101,000	131,967

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRN 6.15s, 2066	204,000	55,080

Goldman Sachs Group, Inc. (The) unsec.
sub. notes 6 3/4s, 2037	454,000	531,207

Hartford Financial Services Group, Inc. (The) jr.
unsec. sub. FRB 8 1/8s, 2038	400,000	438,000

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	321,000	396,716

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3 7/8s, 2025 R	105,000	101,557

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	175,000	168,016

HSBC Capital Funding LP 144A company guaranty jr.
unsec. sub. FRB 10.176s, perpetual maturity
(United Kingdom)	130,000	195,325

HSBC Holdings PLC jr. unsec. sub. FRB 6 3/8s,
perpetual maturity (United Kingdom)	315,000	311,063

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	720,000	784,592

ING Groep NV jr. unsec. sub. FRN 6s, perpetual
maturity (Netherlands)	360,000	359,550

International Lease Finance Corp. sr. unsec.
unsub. notes 6 1/4s, 2019	260,000	278,525

12 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Financials cont.
Intesa Sanpaolo SpA 144A unsec.
sub. notes 5.017s, 2024 (Italy)	$200,000	$196,770

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	156,000	158,808

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	45,000	51,824

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN 7s, 2037	220,000	204,600

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697s, 2097	300,000	370,292

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
6.657s, perpetual maturity (United Kingdom)	925,000	1,036,000

Lloyds Banking Group PLC 144A unsec.
sub. notes 5.3s, 2045 (United Kingdom)	518,000	526,370

Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8 7/8s, 2039	705,000	1,023,731

Merrill Lynch & Co., Inc. unsec. sub. FRN 1.272s, 2026	100,000	86,011

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	300,000	340,965

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	920,000	1,122,400

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	85,000	92,863

Mid-America Apartments LP sr. unsec. notes 4.3s,
2023 R	170,000	174,345

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. sub. notes 6 7/8s,
2021 R	355,000	368,313

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8 1/4s, 2031	205,000	266,136

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	73,000	75,920

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	75,000	63,938

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7s, 2033	515,000	557,817

Peachtree Corners Funding Trust 144A company
guaranty sr. unsec. unsub. bonds 3.976s, 2025	100,000	99,278

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	42,000	44,649

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	715,000	713,213

Prudential Financial, Inc. jr. unsec. sub. FRN
5 5/8s, 2043	149,000	151,235

Prudential Financial, Inc. jr. unsec. sub. FRN
5.2s, 2044	226,000	218,655

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	270,000	335,093

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	124,771

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8s, perpetual maturity (United Kingdom)	265,000	279,598

Royal Bank of Scotland Group PLC unsec.
sub. bonds 5 1/8s, 2024 (United Kingdom)	530,000	536,972

Royal Bank of Scotland PLC (The) unsec. sub. FRN
Ser. REGS, 9 1/2s, 2022 (United Kingdom)	515,000	546,935

Santander Issuances SAU company guaranty unsec.
sub. notes 5.179s, 2025 (Spain)	200,000	195,374

Santander Issuances SAU 144A company
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	99,999

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	50,000	52,052

Select Income REIT sr. unsec. unsub. notes 3.6s,
2020 R	40,000	40,276

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Financials cont.
Select Income REIT sr. unsec. unsub. notes 2.85s,
2018 R	$40,000	$39,945

SL Green Realty Corp./SL Green Operating
Partnership /Reckson Operating Partnership
company guaranty sr. unsec. unsub. notes 5s, 2018 R	185,000	194,232

Standard Chartered Bank 144A unsec.
sub. notes 8s, 2031 (United Kingdom)	100,000	123,827

Standard Chartered PLC 144A jr. unsec. sub. FRB
7.014s, perpetual maturity (United Kingdom)	600,000	644,250

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB 1.512s, 2037	1,525,000	1,237,156

Sumitomo Mitsui Financial Group, Inc. 144A unsec.
sub. bonds 4.436s, 2024 (Japan)	410,000	418,815

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	239,000	295,495

TIERS Trust/United States 144A
sr. bonds stepped-coupon zero % (8 1/8s,
3/15/18), 2046 ††	200,000	209,000

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7 3/4s, 2026	255,000	333,858

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5 7/8s, perpetual maturity	115,000	120,175

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT,
6.6s, 2038	1,110,000	1,432,646

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	145,000	160,242

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	265,000	264,358

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6 1/2s, 2037	218,000	221,543

		33,177,196
Health care (0.6%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	60,000	59,216

Actavis Funding SCS company guaranty sr. unsec.
notes 4 3/4s, 2045 (Luxembourg)	75,000	73,128

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45s, 2022 (Luxembourg)	37,000	37,040

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	302,000	380,228

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	195,000	184,142

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. sub. notes 5 5/8s, 2019	90,000	96,975

Fresenius Medical Care US Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	277,000	296,390

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	95,000	94,763

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4 1/2s, 2027 R	95,000	90,250

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	125,000	126,241

Omega Healthcare Investors, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2026 R	15,000	15,300

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	97,000	102,809

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	165,000	168,908

		1,725,390
Technology (0.3%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	199,000	200,932

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	281,000	292,055

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	115,000	126,644

SoftBank Corp. 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (Japan)	220,000	218,900

		838,531

Putnam VT Income Fund 13

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Transportation (0.3%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	$74,358	$76,402

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6s, 2111	210,000	219,744

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	244,629	273,373

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636s, 2022	179,171	189,921

		759,440
Utilities and power (3.6%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.8s, 2035	255,000	282,451

Avangrid, Inc. company guaranty sr. unsec.
unsub. bonds 6 3/4s, 2036 (Spain)	170,000	208,338

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	23,000	24,380

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	195,000	232,335

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.2s, 2042	205,000	196,599

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	630,000	662,568

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8 3/8s, 2032	380,000	367,687

Electricite de France (EDF) 144A jr. unsec.
sub. FRN 5 5/8s, perpetual maturity (France)	220,000	208,714

Electricite de France (EDF) 144A jr. unsec.
sub. FRN 5 1/4s, perpetual maturity (France)	999,000	944,055

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	250,000	307,102

Enel Finance International SA 144A company
guaranty sr. unsec. unsub. notes 5 1/8s, 2019
(Netherlands)	180,000	194,482

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	285,000	232,664

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	145,000	134,463

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	330,000	263,831

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	58,000	59,009

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	245,000	246,723

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	151,070

Kansas Gas and Electric Co. sr. bonds 5.647s, 2021	129,132	129,939

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.4s, 2044	86,000	64,992

Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.05s, 2019	85,000	78,669

MidAmerican Energy Holdings Co. sr. unsec.
bonds 6 1/2s, 2037	185,000	225,150

MidAmerican Energy Holdings Co. sr. unsec.
unsub. bonds 6 1/8s, 2036	245,000	285,705

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	175,000	223,318

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	161,000	193,321

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	165,000	171,471

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	155,000	188,968

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.8s, 2037	265,000	308,515

PacifiCorp sr. mtge. bonds 6 1/4s, 2037	205,000	253,578

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	450,000	461,302

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 3.4s, 2023	10,000	9,967

CORPORATE BONDS AND NOTES (27.7%)* cont.	Principal amount	Value

Utilities and power cont.
Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974s, 2067	$610,000	$495,625

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9 1/2s, 2019	415,000	496,055

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35s, 2067 (Canada)	915,000	690,825

WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	815,000	607,175

		9,601,046

Total corporate bonds and notes (cost $72,442,937)		$74,045,024

ASSET-BACKED SECURITIES (5.3%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$3,204,000	$3,204,000
FRB Ser. 15-2, Class A, 1.235s, 2017	2,519,000	2,519,000

Station Place Securitization Trust 144A FRB
Ser. 14-2, Class A, 1.055s, 2016	8,515,000	8,515,000

Total asset-backed securities (cost $14,238,000)		$14,238,000

MUNICIPAL BONDS AND NOTES (0.4%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$350,000	$488,730

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	285,000	392,912

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	255,000	286,531

Total municipal bonds and notes (cost $892,234)		$1,168,173

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.059/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.059	$42,160,800	$75,468

(2.343)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.343	42,160,800	74,203

Barclays Bank PLC
(2.25625)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.25625	41,747,800	155,302

2.04375/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.04375	41,747,800	58,447

Citibank, N.A.
2.1015/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.1015	41,747,800	112,719

(2.3635)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.3635	41,747,800	59,282

(2.087)/3 month USD-LIBOR-BBA/
May-18	May-16/2.087	38,616,500	6,951

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.915	5,283,600	279,080

(3.315)/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/3.315	5,283,600	141,548

Goldman Sachs International
(2.82)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/2.82	7,727,625	26,042

(2.18625)/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.18625	38,616,500	4,634

Total purchased swap options outstanding (cost $2,043,347)			$993,676

14 Putnam VT Income Fund

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/Strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Mar-16/$99.63	$23,000,000	$188,002

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-16/100.22	11,000,000	85,602

Total purchased options outstanding (cost $359,219)			$273,604

PREFERRED STOCKS (0.1%)*	Shares	Value

HSBC USA, Inc. $0.88 pfd.	15,500	$342,240

Total preferred stocks (cost $348,330)		$342,240

	Principal amount/
SHORT-TERM INVESTMENTS (10.8%)*	shares		Value

Putnam Short Term Investment Fund 0.33% L	Shares	18,920,214	$18,920,214

U.S. Treasury Bills 0.04%, April 28, 2016 §	$1,617,000		1,615,645

U.S. Treasury Bills 0.11%, April 21, 2016 ∆ §	472,000		471,706

U.S. Treasury Bills 0.06%, February 18, 2016 ∆ §	2,121,000		2,120,703

U.S. Treasury Bills 0.14%, February 11, 2016 # ∆ §	4,496,000		4,495,375

U.S. Treasury Bills 0.03%, February 4, 2016 # ∆	1,260,000		1,259,890

U.S. Treasury Bills 0.14%, January 14, 2016 #	60,000		59,998

Total short-term investments (cost $28,944,930)			$28,943,531

Total investments (cost $469,376,510)			$469,316,976

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O.	BondsGeneral Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $267,112,710.

† This security is non-income-producing.

†† This interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $197,397,738 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/15	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr
(Long)	143	$21,986,250	Mar-16	$9,301

U.S. Treasury Bond 30 yr
(Short)	18	2,767,500	Mar-16	(4,986)

U.S. Treasury Bond Ultra
30 yr (Long)	110	17,455,625	Mar-16	101,891

U.S. Treasury Note 2 yr
(Long)	12	2,606,813	Mar-16	(4,524)

U.S. Treasury Note 5 yr
(Long)	285	33,721,289	Mar-16	(97,809)

U.S. Treasury Note 10 yr
(Short)	26	3,273,563	Mar-16	14,573

Total				$18,446

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/15 (premiums $3,004,725)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.201/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.201	$21,080,400	$129,012

(2.201)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.201	21,080,400	131,331

Barclays Bank PLC
(2.15)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.15	20,873,900	82,869

2.15/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.15	20,873,900	177,637

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/
May-18	May-16/2.587	38,616,500	386

2.387/3 month USD-LIBOR-BBA/
May-18	May-16/2.387	38,616,500	1,545

2.2325/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.2325	20,873,900	100,195

(2.2325)/3 month USD-LIBOR-BBA/
Jan-26	Jan-16/2.2325	20,873,900	162,816

Putnam VT Income Fund 15

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/15 (premiums $3,004,725) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/
Apr-47	Apr-17/2.515	$5,283,600	$501,446

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/
Jan-46	Jan-16/1.885	7,727,625	77

2.58625/3 month USD-LIBOR-BBA/
Jun-18	Jun-16/2.58625	77,233,000	772

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,404,000	591,117

Total			$1,879,203

WRITTEN OPTIONS
OUTSTANDING at 12/31/15	Expiration	Contract
(premiums $358,359)	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Mar-16/$98.84	$23,000,000	$100,993

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Mar-16/98.05	23,000,000	53,843

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-16/98.53	22,000,000	39,182

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Feb-16/97.69	11,000,000	5,368

Total			$199,386

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 12/31/15
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$5,109,025	$(125,186)	$(29,683)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	10,177,200	(67,292)	(43,355)

2.035/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	5,109,025	(129,815)	(46,390)

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 12/31/15 cont.
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.035)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	$5,109,025	$(135,941)	$(78,189)

1.00/3 month
USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	20,354,400	(142,990)	(93,834)

(3.117)/3 month
USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	5,109,025	(143,053)	(93,873)

2.655/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	22,377,500	148,251	121,957

2.56/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	22,377,500	143,053	110,769

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	40,708,800	130,268	76,288

(1.00)/3 month
USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	20,354,400	62,325	35,824

(1.56)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	22,377,500	128,834	32,000

(1.655)/3 month
USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	22,377,500	127,552	12,531

Total			$(3,994)	$4,045

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/15 (proceeds receivable	Principal	Settlement
$102,840,859)	amount	date	Value

Federal National Mortgage Association, 4s,
January 1, 2046	$6,000,000	1/13/16	$6,347,813

Federal National Mortgage Association,
3 1/2s, January 1, 2046	15,000,000	1/13/16	15,472,266

Federal National Mortgage Association, 3s,
January 1, 2046	81,000,000	1/13/16	80,981,013

Total			$102,801,092

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,962,000	$(51,874)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$(3,846)

	9,962,000	136,408	9/30/25	2.3975%	3 month	(132,854)
					USD-LIBOR-BBA

	9,962,000	(87,737)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	70,913

	40,112,000	(235,185)	10/9/25	3 month USD-LIBOR-BBA	2.155%	(105,133)

	20,056,000	234,390	10/9/25	2.3225%	3 month	(141,333)
					USD-LIBOR-BBA

	20,056,000	(133,015)	10/28/25	3 month USD-LIBOR-BBA	2.055%	(275,899)

	10,028,000	127,785	10/28/25	2.235%	3 month	32,441
					USD-LIBOR-BBA

	40,112,000	(289,336)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	(491,695)

16 Putnam VT Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$20,056,000	$278,514	10/28/25	2.2625%	3 month	$36,881
					USD-LIBOR-BBA

	20,056,000	(130,629)	10/29/25	3 month USD-LIBOR-BBA	2.12%	(151,936)

	10,028,000	130,232	10/29/25	2.31%	3 month	(35,249)
					USD-LIBOR-BBA

	30,084,000	(189,926)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	(357,397)

	15,042,000	189,331	10/27/25	2.25%	3 month	24,621
					USD-LIBOR-BBA

	15,042,000	124,650	9/29/25	2.235%	3 month	(56,597)
					USD-LIBOR-BBA

	4,342,000	(58)	9/29/25	2.162%	3 month	(23,044)
					USD-LIBOR-BBA

	2,543,000	(34)	9/30/25	2.07%	3 month	8,297
					USD-LIBOR-BBA

	6,900,000	(91)	10/1/25	2.02%	3 month	60,579
					USD-LIBOR-BBA

	12,388,000	(164)	10/6/25	1.945%	3 month	198,616
					USD-LIBOR-BBA

	12,388,000	(164)	10/6/25	1.939%	3 month	205,481
					USD-LIBOR-BBA

	10,733,000	(142)	10/7/25	3 month USD-LIBOR-BBA	2.00608%	(112,293)

	9,056,700	(120)	10/28/25	2.013%	3 month	99,547
					USD-LIBOR-BBA

	3,008,400	(40)	10/28/25	2.044%	3 month	24,450
					USD-LIBOR-BBA

	19,858,900	158,609	12/2/25	2.119%	3 month	227,954
					USD-LIBOR-BBA

	7,906,000	(104)	12/7/25	2.1765%	3 month	(11,308)
					USD-LIBOR-BBA

	143,192,000 E	(84,243)	3/16/21	1.70%	3 month	560,405
					USD-LIBOR-BBA

	8,491,000 E	7,768	3/16/26	2.20%	3 month	30,218
					USD-LIBOR-BBA

	15,812,000	118,381	12/7/25	3 month USD-LIBOR-BBA	2.14%	87,560

	21,083,000	165,223	12/9/25	3 month USD-LIBOR-BBA	2.245%	5,705

	1,775,000	(23)	11/12/25	3 month USD-LIBOR-BBA	2.2195%	12,587

	6,037,800	(80)	11/24/25	2.09%	3 month	33,836
					USD-LIBOR-BBA

	6,950,600	(92)	12/1/25	3 month USD-LIBOR-BBA	2.115%	(26,470)

	7,906,000	(104)	12/7/25	2.169%	3 month	(5,837)
					USD-LIBOR-BBA

	7,980,000	(105)	12/9/25	3 month USD-LIBOR-BBA	2.14%	(16,983)

	7,980,000	(105)	12/9/25	3 month USD-LIBOR-BBA	2.11%	(39,050)

	7,001,000 E	14,084	3/16/46	2.65%	3 month	(5,253)
					USD-LIBOR-BBA

	182,792,000 E	193,474	3/16/18	1.20%	3 month	520,672
					USD-LIBOR-BBA

	4,025,180	(53)	12/23/25	3 month USD-LIBOR-BBA	2.1275%	(17,681)

	11,915,300	(157)	12/30/25	3 month USD-LIBOR-BBA	2.195%	17,400

	13,649,800	(51)	1/4/18	3 month USD-LIBOR-BBA	1.1875%	2,570

	5,591,200	(53)	1/4/21	1.7735%	3 month	(13,835)
					USD-LIBOR-BBA

	14,628,900	(55)	1/4/18	3 month USD-LIBOR-BBA	1.18997%	3,471

	13,649,800	(51)	1/4/18	3 month USD-LIBOR-BBA	1.1845%	1,751

	5,591,200	(53)	1/4/21	1.776%	3 month	(14,511)
					USD-LIBOR-BBA

	5,591,200	(53)	1/4/21	1.779%	3 month	(15,322)
					USD-LIBOR-BBA

Putnam VT Income Fund 17

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$28,278,700	$(106)	1/4/18	3 month USD-LIBOR-BBA	1.1895%	$6,426

	13,649,800	(51)	1/4/18	3 month USD-LIBOR-BBA	1.1825%	1,218

	5,591,200	(53)	1/4/21	1.76%	3 month	(10,184)
					USD-LIBOR-BBA

	2,058,000	(27)	1/4/26	3 month USD-LIBOR-BBA	2.223%	7,482

Total		$674,715				$217,371

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$292,038	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$605
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

459,989	—	1/12/41	4.50% (1 month	Synthetic TRS Index	859
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
618,114	—	1/12/40	4.50% (1 month	Synthetic MBX Index	287
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

470,221	—	1/12/42	4.00% (1 month	Synthetic TRS Index	754
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,432,928	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,971
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

140,490	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(15)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

332,706	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,248
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,168,830	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(126)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

57,598	—	1/12/38	6.50% (1 month	Synthetic TRS Index	213
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

148,184	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(9)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,122,742	—	1/12/40	4.50% (1 month	Synthetic MBX Index	521
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,061,209	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,987)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

586,087	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,166
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

187,021	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(457)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

433,494	—	1/12/43	3.50% (1 month	Synthetic TRS Index	920
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

18 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$210,854	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$447
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,769,378	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	403
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,270,178	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(130)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

16,771,105	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(968)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

16,327,803	(7,654)	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(57,066)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
1,207,334	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(70)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,113,305	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(122)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
708,171	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(3,169)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

958,286	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,340)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

4,916,153	—	1/12/41	5.00% (1 month	Synthetic MBX Index	18,159
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

859,075	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,781
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,033,251	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,869
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

516,625	—	1/12/44	3.50% (1 month	Synthetic TRS Index	934
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

74,476	—	1/12/44	3.50% (1 month	Synthetic TRS Index	135
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,054,611	—	1/12/45	4.00% (1 month	Synthetic TRS Index	5,543
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

39,289	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(83)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

451,224	—	1/12/45	4.00% (1 month	Synthetic TRS Index	1,217
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

439,924	—	1/12/45	3.50% (1 month	Synthetic TRS Index	1,896
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Putnam VT Income Fund 19

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
$731,857	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$2,705
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

564,601	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,087
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,937,143	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7,266
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

709,167	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,621
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,166,542	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,870
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,166,542	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,870
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

224,747	—	1/12/41	4.50% (1 month	Synthetic TRS Index	420
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,047,590	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,705)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

393,553	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,392)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

23,513	—	1/12/41	4.00% (1 month	Synthetic TRS Index	49
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

440,355	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,189
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

89,832	—	1/12/39	6.00% (1 month	Synthetic TRS Index	337
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

816,604	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,063
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

564,842	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,998)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,435,125	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,076)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

677,810	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,397)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

53,204	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(188)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

141,918	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(502)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

377,785	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,396
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

802,093	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,965
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

20 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$978,196	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$1,568
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,349,387	—	1/12/39	6.00% (1 month	Synthetic TRS Index	5,061
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,426,965	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,288
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,422,023	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,948
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,352,377	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,303)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,043,442	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,887
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

448,063	—	1/12/45	4.00% (1 month	Synthetic TRS Index	1,209
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

453,794	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(963)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
359,510	—	1/12/41	4.00% (1 month	Synthetic TRS Index	745
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,352,377	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,303)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$(7,654)				$(2,897)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/15
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$3,281	$48,000	5/11/63	300 bp	$1,802

CMBX NA BBB– Index	BBB–/P	6,388	106,000	5/11/63	300 bp	3,121

CMBX NA BBB– Index	BBB–/P	13,088	212,000	5/11/63	300 bp	6,555

CMBX NA BBB– Index	BBB–/P	12,483	219,000	5/11/63	300 bp	5,734

Credit Suisse International
CMBX NA BB Index	—	(34,648)	1,963,000	5/11/63	(500 bp)	49,227

CMBX NA BB Index	—	(893)	92,000	1/17/47	(500 bp)	5,098

CMBX NA BBB– Index	BBB–/P	16,662	1,151,000	5/11/63	300 bp	(18,808)

CMBX NA BBB– Index	BBB–/P	43,473	3,310,000	5/11/63	300 bp	(58,527)

CMBX NA BBB– Index	BBB–/P	4,628	115,000	1/17/47	300 bp	(1,802)

CMBX NA BBB– Index	BBB–/P	3,344	116,000	1/17/47	300 bp	(3,143)

CMBX NA BBB– Index	BBB–/P	4,978	118,000	1/17/47	300 bp	(1,620)

CMBX NA BBB– Index	BBB–/P	10,039	171,000	1/17/47	300 bp	477

CMBX NA BBB– Index	BBB–/P	6,196	237,000	1/17/47	300 bp	(7,057)

CMBX NA BBB– Index	BBB–/P	10,031	348,000	1/17/47	300 bp	(9,428)

CMBX NA BBB– Index	BBB–/P	24,879	594,000	1/17/47	300 bp	(8,336)

CMBX NA BBB– Index	BBB–/P	25,039	730,000	1/17/47	300 bp	(15,780)

CMBX NA BBB– Index	BBB–/P	65,347	1,836,000	1/17/47	300 bp	(37,316)

Putnam VT Income Fund 21

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/15 cont.
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	$(477)	$69,000	5/11/63	300 bp	$(2,604)

CMBX NA BBB– Index	BBB–/P	139	39,000	1/17/47	300 bp	(2,042)

CMBX NA BBB– Index	BBB–/P	153	39,000	1/17/47	300 bp	(2,028)

CMBX NA BBB– Index	BBB–/P	139	39,000	1/17/47	300 bp	(2,042)

CMBX NA BBB– Index	BBB–/P	474	111,000	1/17/47	300 bp	(5,732)

CMBX NA BBB– Index	BBB–/P	396	111,000	1/17/47	300 bp	(5,811)

CMBX NA BBB– Index	BBB–/P	396	111,000	1/17/47	300 bp	(5,811)

CMBX NA BB Index	—	(1,750)	165,000	5/11/63	(500 bp)	5,300

CMBX NA BB Index	—	(1,249)	146,000	5/11/63	(500 bp)	4,989

CMBX NA BB Index	—	1,877	83,000	5/11/63	(500 bp)	5,423

CMBX NA BB Index	—	(720)	75,000	5/11/63	(500 bp)	2,484

CMBX NA BB Index	—	1,060	63,000	5/11/63	(500 bp)	3,752

CMBX NA BB Index	—	584	57,000	5/11/63	(500 bp)	3,020

CMBX NA BB Index	—	61	50,000	5/11/63	(500 bp)	2,197

CMBX NA BB Index	—	(952)	92,000	1/17/47	(500 bp)	5,040

CMBX NA BB Index	—	(124)	62,000	1/17/47	(500 bp)	3,914

CMBX NA BBB– Index	BBB–/P	(11)	4,000	5/11/63	300 bp	(134)

CMBX NA BBB– Index	BBB–/P	(371)	37,000	5/11/63	300 bp	(1,511)

CMBX NA BBB– Index	BBB–/P	(321)	40,000	5/11/63	300 bp	(1,554)

CMBX NA BBB– Index	BBB–/P	(177)	44,000	5/11/63	300 bp	(1,532)

CMBX NA BBB– Index	BBB–/P	(1,100)	66,000	5/11/63	300 bp	(3,134)

CMBX NA BBB– Index	BBB–/P	(916)	84,000	5/11/63	300 bp	(3,505)

CMBX NA BBB– Index	BBB–/P	(1,575)	157,000	5/11/63	300 bp	(6,413)

CMBX NA BBB– Index	BBB–/P	943	158,000	5/11/63	300 bp	(3,926)

CMBX NA BBB– Index	BBB–/P	1,965	172,000	5/11/63	300 bp	(3,336)

CMBX NA BBB– Index	BBB–/P	632	30,000	1/17/47	300 bp	(1,045)

CMBX NA BBB– Index	BBB–/P	5,092	118,000	1/17/47	300 bp	(1,506)

CMBX NA BBB– Index	BBB–/P	4,750	118,000	1/17/47	300 bp	(1,848)

CMBX NA BBB– Index	BBB–/P	4,750	118,000	1/17/47	300 bp	(1,848)

CMBX NA BBB– Index	BBB–/P	4,988	120,000	1/17/47	300 bp	(1,722)

CMBX NA BBB– Index	BBB–/P	4,162	139,000	1/17/47	300 bp	(3,611)

CMBX NA BBB– Index	BBB–/P	5,181	171,000	1/17/47	300 bp	(4,380)

JPMorgan Securities LLC
CMBX NA BBB– Index	—	(1,248)	232,000	5/11/63	(300 bp)	5,901

CMBX NA BBB– Index	—	(5,470)	228,000	5/11/63	(300 bp)	1,556

CMBX NA BBB– Index	—	(2,937)	114,000	5/11/63	(300 bp)	576

CMBX NA BBB– Index	BBB–/P	6,307	114,000	1/17/47	300 bp	(67)

CMBX NA BBB– Index	BBB–/P	12,025	228,000	1/17/47	300 bp	(724)

CMBX NA BBB– Index	BBB–/P	6,065	232,000	1/17/47	300 bp	(6,908)

Total		$257,056				$(120,425)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

22 Putnam VT Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$14,238,000

Corporate bonds and notes	—	73,836,024	209,000

Mortgage-backed securities	—	115,831,438	4,929,611

Municipal bonds and notes	—	1,168,173	—

Preferred stocks	342,240	—	—

Purchased options outstanding	—	273,604	—

Purchased swap options outstanding	—	993,676	—

U.S. government and agency mortgage obligations	—	228,418,243	—

U.S. treasury obligations	—	133,436	—

Short-term investments	18,920,214	10,023,317	—

Totals by level	$19,262,454	$430,677,911	$19,376,611

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$18,446	$—	$—

Written options outstanding	—	(199,386)	—

Written swap options outstanding	—	(1,879,203)	—

Forward premium swap option contracts	—	4,045	—

TBA sale commitments	—	(102,801,092)	—

Interest rate swap contracts	—	(457,344)	—

Total return swap contracts	—	4,757	—

Credit default contracts	—	(377,481)	—

Totals by level	$18,446	$(105,705,704)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/14	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/15

Asset-backed securities	$8,515,000	$—	$—	$—	$5,723,000	$—	$—	$—	$14,238,000

Corporate bonds and notes	$—	—	—	—	—	—	209,000	—	$209,000

Mortgage-backed securities	$8	(196,789)	—	36,739	4,856,779	—	232,874	—	$4,929,611

Totals	$8,515,008	$(196,789)	$—	$36,739	$10,579,779	$—	$441,874	$—	$19,376,611

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $36,739 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 23

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $450,456,296)	$450,396,762

Affiliated issuers (identified cost $18,920,214) (Notes 1 and 5)	18,920,214

Dividends, interest and other receivables	2,574,349

Receivable for shares of the fund sold	563,261

Receivable for sales of delayed delivery securities (Note 1)	39,654,919

Receivable for variation margin (Note 1)	1,159,329

Unrealized appreciation on forward premium swap option contracts (Note 1)	389,369

Unrealized appreciation on OTC swap contracts (Note 1)	202,638

Premium paid on OTC swap contracts (Note 1)	62,593

Total assets	513,923,434

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	138,790,918

Payable for shares of the fund repurchased	339,973

Payable for compensation of Manager (Note 2)	89,571

Payable for custodian fees (Note 2)	31,548

Payable for investor servicing fees (Note 2)	31,635

Payable for Trustee compensation and expenses (Note 2)	183,415

Payable for administrative services (Note 2)	2,057

Payable for distribution fees (Note 2)	23,336

Payable for variation margin (Note 1)	1,283,186

Unrealized depreciation on OTC swap contracts (Note 1)	325,960

Premium received on OTC swap contracts (Note 1)	311,995

Unrealized depreciation on forward premium swap option contracts (Note 1)	385,324

Written options outstanding, at value (premiums $3,363,084) (Notes 1 and 3)	2,078,589

TBA sale commitments, at value (proceeds receivable $102,840,859) (Note 1)	102,801,092

Other accrued expenses	132,125

Total liabilities	246,810,724

Net assets	$267,112,710

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$315,938,468

Undistributed net investment income (Note 1)	10,544,183

Accumulated net realized loss on investments (Note 1)	(60,751,209)

Net unrealized appreciation of investments	1,381,268

Total — Representing net assets applicable to capital shares outstanding	$267,112,710

Computation of net asset value Class IA

Net assets	$157,238,649

Number of shares outstanding	13,929,750

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.29

Computation of net asset value Class IB

Net assets	$109,874,061

Number of shares outstanding	9,830,795

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.18

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Income Fund

Statement of operations
Year ended 12/31/15

Investment income

Interest (including interest income of $33,149 from investments in affiliated issuers) (Note 5)	$12,557,319

Dividends	78,744

Total investment income	12,636,063

Expenses

Compensation of Manager (Note 2)	1,142,039

Investor servicing fees (Note 2)	205,786

Custodian fees (Note 2)	78,603

Trustee compensation and expenses (Note 2)	20,360

Distribution fees (Note 2)	302,872

Administrative services (Note 2)	7,689

Auditing and tax fees	105,115

Other	79,080

Total expenses	1,941,544

Expense reduction (Note 2)	—

Net expenses	1,941,544

Net investment income	10,694,519

Net realized loss on investments (Notes 1 and 3)	(1,234,230)

Net realized loss on swap contracts (Note 1)	(5,398,829)

Net realized gain on futures contracts (Note 1)	1,897,605

Net realized gain on written options (Notes 1 and 3)	7,113,908

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(16,455,018)

Net loss on investments	(14,076,564)

Net decrease in net assets resulting from operations	$(3,382,045)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$10,694,519	$14,311,595

Net realized gain on investments	2,378,454	7,828,285

Net unrealized depreciation of investments	(16,455,018)	(985,950)

Net increase (decrease) in net assets resulting from operations	(3,382,045)	21,153,930

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(8,799,187)	(12,539,895)

Class IB	(6,042,537)	(8,023,749)

Decrease from capital share transactions (Note 4)	(23,855,725)	(21,693,417)

Total decrease in net assets	(42,079,494)	(21,103,131)

Net assets:

Beginning of year	309,192,204	330,295,335

End of year (including undistributed net investment income of $10,544,183 and $13,777,426, respectively)	$267,112,710	$309,192,204

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$12.01	.44	(.57)	(.13)	(.59)	(.59)	—	$11.29	(1.19)	$157,239.56		3.74	868[e]

12/31/14	12.01	.54	.24	.78	(.78)	(.78)	—	12.01	6.68	185,043.58		4.51	455[e]

12/31/13	12.24	.58	(.32)	.26	(.49)	(.49)	—	12.01	2.13	202,468.59		4.82	254[f]

12/31/12	11.64	.48	.76	1.24	(.64)	(.64)	—	12.24	11.07	234,369.60		4.02	203[f]

12/31/11	12.14	.54	.06	.60	(1.10)	(1.10)	—[g,h]	11.64	5.16	238,826.58		4.57	263[f]

Class IB

12/31/15	$11.90	.40	(.56)	(.16)	(.56)	(.56)	—	$11.18	(1.46)	$109,874.81		3.49	868[e]

12/31/14	11.90	.51	.24	.75	(.75)	(.75)	—	11.90	6.46	124,149.83		4.25	455[e]

12/31/13	12.13	.54	(.31)	.23	(.46)	(.46)	—	11.90	1.87	127,828.84		4.57	254[f]

12/31/12	11.54	.44	.75	1.19	(.60)	(.60)	—	12.13	10.74	145,591.85		3.77	203[f]

12/31/11	12.03	.51	.07	.58	(1.07)	(1.07)	—[g,h]	11.54	5.00	154,091.83		4.34	263[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	623

December 31, 2012	695

December 31, 2011	657

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

26 Putnam VT Income Fund

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to

Putnam VT Income Fund 27

perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, to hedge market risk and to gain exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap

28 Putnam VT Income Fund

contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,179,988 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $973,218 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2015, the fund had a capital loss carryover of $52,578,408 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$36,872,506	$—	$36,872,506	*

15,705,902	N/A	15,705,902	12/31/16

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary

Putnam VT Income Fund 29

and/or permanent differences from income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $913,962 to increase undistributed net investment income and $913,962 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,766,961
Unrealized depreciation	(10,991,102)

Net unrealized depreciation	(8,224,141)
Undistributed ordinary income	10,881,696
Capital loss carryforward	(52,578,408)

Cost for federal income tax purposes	$477,531,485

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $2,041 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$121,071
Class IB	84,715

Total	$205,786

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $179, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$302,872

30 Putnam VT Income Fund

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$3,117,236,898	$3,082,030,951

U.S. government securities (Long-term)	—	—

Total	$3,117,236,898	$3,082,030,951

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$282,987,550	$3,631,758	$120,000,000	$621,875

Options opened	3,521,468,710	19,901,640	622,000,000	3,684,140

Options exercised	(398,282,200)	(3,872,572)	—	—

Options expired	(1,381,192,850)	(5,396,493)	(120,000,000)	(621,875)

Options closed	(1,575,870,385)	(11,259,608)	(543,000,000)	(3,325,781)

Written options outstanding at the
end of the reporting period	$449,110,825	$3,004,725	$79,000,000	$358,359

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	317,578	$3,681,773	428,043	$5,136,075	1,680,687	$19,593,023	2,229,415	$26,510,223

Shares issued in connection with
reinvestment of distributions	756,594	8,799,187	1,079,165	12,539,895	523,617	6,042,537	695,299	8,023,749

	1,074,172	12,480,960	1,507,208	17,675,970	2,204,304	25,635,560	2,924,714	34,533,972

Shares repurchased	(2,547,283)	(29,665,042)	(2,966,191)	(35,605,494)	(2,806,428)	(32,307,203)	(3,234,648)	(38,297,865)

Net decrease	(1,473,111)	$(17,184,082)	(1,458,983)	$(17,929,524)	(602,124)	$(6,671,643)	(309,934)	$(3,763,893)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund *	$—	$742,526	$742,526	$45	$—

Putnam Short Term Investment Fund *	29,116,959	99,998,282	110,195,027	33,104	18,920,214

Totals	$29,116,959	$100,740,808	$110,937,553	$33,149	$18,920,214

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Putnam VT Income Fund 31

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$50,100,000

Purchased swap option contracts (contract amount)	$647,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$97,800,000

Written swap option contracts (contract amount) (Note 3)	$669,200,000

Futures contracts (number of contracts)	700

Centrally cleared interest rate swap contracts (notional)	$804,800,000

OTC total return swap contracts (notional)	$97,100,000

OTC credit default contracts (notional)	$14,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$144,886	Payables	$522,367

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	3,954,182*	Unrealized depreciation	5,195,587*

Total		$4,099,068		$5,717,954

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$194,179	$194,179

Interest rate contracts	(1,081,993)	1,897,605	(5,593,008)	(4,777,396)

Total	$(1,081,993)	$1,897,605	$(5,398,829)	$(4,583,217)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(322,181)	$(322,181)

Interest rate contracts	873,494	(657,066)	183,156	399,584

Total	$873,494	$(657,066)	$(139,025)	$ 77,403

32 Putnam VT Income Fund

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Putnam VT Income Fund 33

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$953,782	$—	$—	$—	$—	$—	$—	$953,782

OTC Total return swap contracts*#	1,464	9,930	—	—	31,534	42,799	745	—	—	86,472

OTC Credit default contracts*#	—	—	—	—	89,866	37,332	—	17,688	—	144,886

Futures contracts§	—	—	—	—	—	—	—	—	205,547	205,547

Forward premium swap option contracts #	—	—	—	—	—	—	389,369	—	—	389,369

Purchased swap options** #	149,671	213,749	—	178,952	420,628	30,676	—	—	—	993,676

Purchased options** #	—	—	—	—	—	—	273,604	—	—	273,604

Total Assets	$151,135	$223,679	$953,782	$178,952	$542,028	$110,807	$663,718	$17,688	$205,547	$3,047,336

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	1,283,061	—	—	—	—	—	—	1,283,061

OTC Total return swap contracts*#	—	53,104	—	192	5,592	19,524	3,303	—	—	81,715

OTC Credit default contracts*#	18,028	—	—	—	375,956	96,287	—	32,096	—	522,367

Futures contracts§	—	—	—	—	—	—	—	—	125	125

Forward premium swap option contracts #	—	—	—	—	—	—	385,324	—	—	385,324

Written swap options #	260,343	260,506	—	264,942	501,446	849	591,117	—	—	1,879,203

Written options #	—	—	—	—	—	—	199,386	—	—	199,386

Total Liabilities	$278,371	$313,610	$1,283,061	$265,134	$882,994	$116,660	$1,179,130	$32,096	$125	$4,351,181

Total Financial and Derivative Net Assets	$(127,236)	$(89,931)	$(329,279)	$(86,182)	$(340,966)	$(5,853)	$(515,412)	$(14,408)	$205,422	$(1,303,845)

Total collateral received (pledged)† ##	$(120,976)	$—	$—	$—	$(259,950)	$—	$(515,412)	$—	$—

Net amount	$(6,260)	$(89,931)	$(329,279)	$(86,182)	$(81,016)	$(5,853)	$—	$(14,408)	$205,422

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

34	Putnam VT Income Fund	Putnam VT Income Fund	35

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

36 Putnam VT Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Income Fund 37

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H512
of Putnam VT Income Fund.	VTAN035 298653 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$98,861	$ —	$6,041	$ —
December 31, 2014	$94,440	$ —	$5,911	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $748,634 and $567,976 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016